American Century ETF Trust Statement of Additional Information (SAI) Supplement American Century® Emerging Markets Insights ETF
Supplement dated November 3, 2026 ■ SAI dated September 15, 2026 (as revised October 12, 2026)

The following replaces the information for American Century Emerging Markets Insights ETF in the Costs Associated with Creation Transactions table on page 46 of the SAI:

Fund	Standard Creation Transaction Fee	Maximum Additional Charge for Creations[1]
American Century Emerging Markets Insights ETF	$500	7%
1 As a percentage of the NAV per Creation Unit.

The following replaces the information for American Century Emerging Markets Insights ETF in the Costs Associated with Redemption Transactions table on page 48 of the SAI:

Fund	Standard Redemption Transaction Fee	Maximum Additional Charge for Redemptions[1]
American Century Emerging Markets Insights ETF	$500	2%
1 As a percentage of the NAV per Creation Unit, inclusive of the standard redemption transaction fee.

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